UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR l5(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

January 11, 2019

Rich Uncles Real Estate Investment Trust I

(Exact name of registrant as specified in its charter)

California	000-55623	37-6511147
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3090 Bristol Street, Suite 550, Costa Mesa, CA 92626

(Address of principal executive offices)

(Zip Code)

855-742-4862

(Registrant's telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. l4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Jeffrey Randolph has resigned as a member of the board of trust managers (the “Board”) of Rich Uncles Real Estate Investment Trust I (the “Company”) effective January 11, 2019. Mr. Randolph resigned voluntarily and his decision was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Mr. Randolph’s resignation was in connection with the strategic alternatives review described in Item 8.01 below and, in addition, the Company’s three (3) remaining independent Board members, who are also independent directors of RW Holdings NNN REIT, Inc. (“NNN”) have resigned from the NNN Board effective upon appointment of their successors. As a result of these resignations, there will no longer be an overlap of independent board members of the Company and NNN.

Item 8.01 Other Events.

On January 14, 2019, the registrant issued a press release announcing that its Board of Trust Managers had approved the engagement of Cushman & Wakefield as real estate financial advisor to a Special Committee of the Board in connection with the commencement of an analysis of strategic alternatives for the registrant’s entire real estate portfolio, during which analysis the registrant’s share repurchase program will be suspended. The registrant also provided certain Questions and Answers in connection with the Press Release.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference, and a copy of the related Questions and Answers is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated January 14, 2019, regarding strategic alternatives process for registrant’s real estate portfolio and interim suspension of share repurchase program.

99.2	Questions and Answers regarding strategic alternatives process for registrant’s real estate portfolio and interim suspension of share repurchase program.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 14, 2019	RICH UNCLES REAL ESTATE INVESTMENT TRUST I

	By:	/s/ Raymond J. Pacini
Raymond J. Pacini
Chief Financial Officer